EXHIBIT 10.16

QUITCLAIM DEED

FOR VALUE RECEIVED, Frank H. Blair, an individual whose mailing address is 1511 S. Stanley Rd., Spokane, WA 99212 ("Grantor"), hereby conveys, releases remises and forever quit claims unto at Northern Adventures, Inc., a Nevada corporation, whose mailing address is West 441th Avenue, Spokane, WA. 99204, ("Grantee"), all of Grantor's rights, title and interests in and to those certain unpatented mining claims, situated, lying and being in the County of Fergus, state of Montana, more particularly described on Exhibit A attached hereto and by this reference in corporate herein as if set forth in full (the "Claims").

TOGETHER WITH all and singular the tenements, hereditaments, appurtenances, rights, and privileges thereunto belonging or in any manner appertaining including, but not limited to the following: all rents, issues and profits thereof; all water and water rights (including, but not limited to, rights to surface  ground and stored water and water rights claims, applications, permits, licenses and stock) of every kind and nature that may be appurtenant thereto or which run with, extend to or otherwise benefit the Claims; all mines, minerals, lodes, ledges and veins within the boundary lines of mining claims comprising the Claims, their dips, spurs and extralateral rights; all minerals of every kind and character, whether base, precious, metallic, nonmetallic or otherwise, lying in, on or under the Claims; all severed ore, equipment, pl ants, fixtures, machinery personal property and other improvements which may be situated on the surface of or located within the Claims; all rights-of-way, tunnel rights, adits, drifts, shoots, easements, permits, licenses, permission and other authorizations affecting access to the Claims or the right to conduct operations therein and thereon (collectively, the "Property").

TO HAVE AND TO HOLD all and singular the said Claims and Property unto Grantee and to Grantee's successors and assigns forever.

IN WITNESSW HEREOF, Grantor has executed this Instrument as of the 20th day of June, 2012.

Frank H. Blair

An Individual

By: /s/ Frank H. Blair

STATE OF WASHINGTON)

                 ):ss

COUNTRY OF SPOKANE )

I, Timothy Kuh, a Notary for the State of Washington, hereby certify that I know or have satisfactory evidence that Frank H. Blair is the person who appeared before me, and that said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it to be free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: June 20, 2012

Seal or Stamp

Signature /s/ Timothy Kuh

Notary Public in and for the State of Washington

Residing at: Spokane, Washington

My Commission Expires: May 4, 2013

	EXHIBIT A to QUITCLAIM DEED
	NAME	Locator	Claim Date	Fergus County Filing Date	County Recorder Number	BLM Filing Date	BLM Serial Number
1.	PLUM 1	Frank Blair	1/24/2012	1/27/2012	106634	4/17/2012	MMC226512
2.	PLUM 2	Frank Blair	1/24/2012	1/27/2012	106635	4/17/2012	MMC226513
3.	PLUM 3	Frank Blair	1/25/2012	1/27/2012	106636	4/17/2012	MMC226514
4.	PLUM 4	Frank Blair	1/25/2012	1/27/2012	106637	4/17/2012	MMC226515
5.	PLUM 5	Frank Blair	1/25/2012	1/27/2012	106638	4/17/2012	MMC226516
6.	PLUM 6	Frank Blair	1/25/2012	1/27/2012	106639	4/17/2012	MMC226517
7.	PLUM 7	Frank Blair	1/25/2012	1/27/2012	106640	4/17/2012	MMC226518
8.	PLUM 8	Frank Blair	1/25/2012	1/27/2012	106641	4/17/2012	MMC226519
9.	PLUM 9	Frank Blair	1/25/2012	1/27/2012	106642	4/17/2012	MMC226520
10.	PLUM 10	Frank Blair	1/25/2012	1/27/2012	106643	4/17/2012	MMC226521
11.	PLUM 11	Frank Blair	1/25/2012	1/27/2012	106644	4/17/2012	MMC226522
12.	PLUM 12	Frank Blair	1/25/2012	1/27/2012	106645	4/17/2012	MMC226523
13.	PLUM 13	Frank Blair	1/25/2012	1/27/2012	106646	4/17/2012	MMC226524
14.	PLUM 14	Frank Blair	1/25/2012	1/27/2012	106647	4/17/2012	MMC226525
15.	PLUM 15	Frank Blair	1/25/2012	1/27/2012	106648	4/17/2012	MMC226526
16.	PLUM 16	Frank Blair	1/25/2012	1/27/2012	106649	4/17/2012	MMC226527
17.	PLUM 17	Frank Blair	1/26/2012	1/27/2012	106650	4/17/2012	MMC226528
18.	PLUM 18	Frank Blair	1/26/2012	1/27/2012	106651	4/17/2012	MMC226529
19.	PLUM 19	Frank Blair	1/26/2012	1/27/2012	106652	4/17/2012	MMC226530
20.	PLUM 20	Frank Blair	1/26/2012	1/27/2012	106653	4/17/2012	MMC226531
21.	PLUM 21	Frank Blair	1/26/2012	1/27/2012	106654	4/17/2012	MMC226532
22.	PLUM 22	Frank Blair	1/26/2012	1/27/2012	106655	4/17/2012	MMC226533
23.	PLUM 23	Frank Blair	1/26/2012	1/27/2012	106656	4/17/2012	MMC226534
24.	PLUM 24	Frank Blair	1/26/2012	1/27/2012	106657	4/17/2012	MMC226535
25.	PLUM 25	Frank Blair	1/26/2012	1/27/2012	106658	4/17/2012	MMC226536
26.	PLUM 26	Frank Blair	1/26/2012	1/27/2012	106659	4/17/2012	MMC226537